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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2000


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                            333-33015                      75-2672663
     (State or other                  (Commission File Number)           (I.R.S. Employer
jurisdiction of incorporation)                                        Identification Number)

     600 CONGRESS AVE.
        SUITE 1400                                                            78701
       AUSTIN, TEXAS                                                        (Zip code)
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In a press release dated February 16, 2000, a copy of which is filed as
Exhibit 99.1 hereto, AMFM Inc., announced the retirement of James E. de Castro from his positions as Director and Vice -Chairman of AMFM Inc., President and Chief Executive Officer of AMFM Radio Group, and Chairman and Chief Executive
Officer of AMFMi.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1  --  Press release, dated February 16, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMFM INC.
                                       (Registrant)



                                       By: /s/ W. Schuyler Hansen
                                          ------------------------------------
                                               W. Schuyler Hansen
                                               Senior Vice President
                                               and Chief Accounting Officer


Date:    February 17, 2000






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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER              DESCRIPTION
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
 99.1      --       Press release, dated February 16, 2000.


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